SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

ISC8 INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-8402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

151 Kalmus Drive, Suite A-203, Costa Mesa, California 92626
(Address of principal executive offices)

(714) 549-8211
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

    See Item 3.02.

Item 3.02   Unregistered Sales of Equity Securities

Creation of Series D Convertible Preferred

    On October 30, 2013, ISC8 Inc. (the “Company”) filed the Certificate of Designations of Rights, Preferences, Privileges and Limitations of the Series D Convertible Preferred Stock (the “Certificate of Designations”) with the Delaware Secretary of State to designate 4,000 shares of the Company’s preferred stock as Series D Convertible Preferred Stock (“Series D Preferred”). A copy of the Certificate of Designations is attached to this Current Report on Form 8-K as Exhibit 3.1.  The Series D Preferred votes alongside the Company’s common stock, par value $0.01 per share (“Common Stock”), on an as converted basis, and ranks junior to the Company’s Series B Convertible Cumulative Preferred Stock, but is senior to all other classes of the Company’s preferred stock.

    Each share of Series D Preferred has a stated value of $10,000 (the “Stated Value”), and is convertible, upon expiration of the 20 calendar day period following the filing by the Company of an Information Statement on Schedule 14C relating to an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock to permit the issuance of Common Stock in connection with the conversion of the Series D Preferred, into that number of shares of Common Stock (the “Conversion Shares”) equal to the Stated Value divided by the Conversion Price set forth in the Certificate of Designations.

Series D Preferred Financing

    On October 31, 2013, the Company accepted subscription agreements, a form of which is attached to this Current Report on Form 8-K as Exhibit 10.1 (the “Subscription Agreements”), from certain accredited investors (the “Investors”) to purchase 514 shares of Series D Preferred for $10,000 per share, resulting in gross proceeds to the Company of approximately $5.14 million (the “Series D Offering”). As additional consideration for the purchase of each share of Series D Preferred, Investors received one-year warrants to purchase 59,523 shares of Common Stock for $0.084 per share (“Warrant Shares”), a form of which is attached to this Current Report on Form 8-K as Exhibit 10.2 (the “Series D Warrants”). The Company expects to use proceeds derived from the Series D Offering for general working capital purposes.

    In connection with the Series D Offering, the Company and the Investors entered into the Investor Rights Agreement, attached to this Current Report on Form 8-K as Exhibit 10.3 (the “Investor Rights Agreement”), pursuant to which the Company agreed to register the Conversion Shares and Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”), within 60 days after filing its Annual Report on Form 10-K for the year ended September 30, 2013.  The Company and the Investors also entered into a Voting Agreement, attached to this Current Report as Exhibit 10.4 (the “Voting Agreement”), pursuant to which the Company agreed to, among other things, (i) amend the Company’s Amended and Restated Bylaws (the “Bylaws”) to decrease the fixed number of directors from ten to seven, and (ii) appoint two individuals designated by one of the Investors to the Company’s Board of Directors (“Board”), after those designees are qualified and accepted by the Board.

Cancellation of Debt

    In connection with offer and sale of the Series D Preferred, certain holders of the Company’s senior convertible debt issued in connection with previous debt financings (“Note Holders”) rolled-over such debt, aggregating approximately $21.3 million principal amount and accrued interest, into the Series D Offering, resulting in the issuance of an additional approximately 2,129 shares of Series D Preferred and Series D Warrants to purchase approximately 127 million shares of the Company’s Common Stock.

    The Series D Preferred and Series D Warrants were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 3(a)(9) and/or Section 4(2) thereof, and Rule 506 of Regulation D thereunder. Each of the Investors and Note Holders represented that it was an “accredited investor” as defined in Regulation D.

Modification of PFG Loan Agreement

    On November 1, 2013, the Company substantially modified its Loan and Security Agreement (“Loan Agreement”) with Partners for Growth (“PFG”) to provide, among other things, for a one-year extension of the maturity date under the Loan Agreement, until December 13, 2014 (the “Loan Modification”).  PFG also purchased shares of the Company’s Series D Preferred, and modified its Guaranty Agreement with the Company to release Costa Brava Partnership III, LP from its guarantee of the Company’s debt to PFG.

Item 3.03   Material Modification to Rights of Security Holders

    See Item 3.02.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

    On October 7, 2013, the Company’s Board of Directors approved, pending execution of the Voting Agreement, an amendment to Article III, Section 2 of the Company’s Bylaws to decrease the fixed number of directors from ten to seven (the “Bylaw Amendment”). The Bylaw Amendment, attached to this Current Report as Exhibit 3.2, became effective on October 31, 2013 with the execution of the Voting Agreement.

Item 8.01  Other Events

    A copy of the press release announcing the Series D Offering and related transactions is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference  herein.

Item 9.01    Financial Statements and Other Exhibits

    See Exhibit Index.

Disclaimer

    The foregoing descriptions of the Certificate of Designations, Bylaw Amendment, Subscription Agreement, Series D Warrant, Investor Rights Agreement, Voting Agreement and Loan Modification do not purport to be complete, and are qualified in their entirety by reference to the full text of the Certificate of Designations, Bylaw Amendment, form of Subscription Agreement, form of Series D Warrant, Investor Rights Agreement, Voting Agreement and Loan Modification as Exhibits 3.1, 3.2, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, each of which are incorporated by reference herein.

    This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should",  "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISC8 INC.

Date: November 5, 2013	By:	/s/ John Vong
John Vong
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
3.1	Certificate of Designation

3.2	Amendment to Bylaws

10.1	Form of Subscription Agreement

10.2	Form of Warrant

10.3	Investor Rights Agreement

10.4	Voting Agreement

10.5	Loan Modification

99.1	Press Release, dated November 5, 2013